Exhibit 99.1

New Focus, New Future Strategic UpdateInvestor Presentation | January 2007

The various segments of this presentation contain forward looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that reflect our current estimates, expectations and projections about our future results, performance, prospects and opportunities. Forward-looking statements include, among other things, the information concerning possible adverse and favorable ranges of our future consolidated results of operations, the likelihood and potential size and effect of recovery by the Company in the CMC litigation, business and growth strategies, financing plans, our competitive position and the effects of competition, the projected growth of the industries in which we operate, and the benefits and synergies to be obtained from any future acquisitions. These forward-looking statements are based on information currently available to us and are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Important factors that could cause our actual results to differ materially from the results referred to in the forward-looking statements in this presentation are discussed in our most recent Annual Report on Form 10-K, including the discussion under the caption “Item 1A. Risk Factors,” and in other reports we file with the Securities and Exchange Commission, including, but not limited to, our Quarterly Reports on Form 10-Q for the quarters ended June 30, 2006, and September 30, 2006 and our other Current Report on Form 8-K filed on January 3, 2007. The Company disclaims any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Statements in the various segments of this presentation may also include non-GAAP financial measures governed by Regulation G. For a reconciliation of these measures and other information required by Regulation G, please refer to the reconciliation tables on slide 7 and in the “Appendices” section of this presentation. Cautionary Statement 1

Discussion Points Business Reorganization Financial Update Strategic Vision Opportunities & Challenges

Reorganization Effort

Situational Analysis Earnings Performance Macro Pressures Flat yield curve Historically low credit spreads Heightened competition for deposits Need for high-yield, risk-adjusted assets Declining mortgage originations and irrational mortgage pricing Heightened loan repurchase activity Capital constraints Balance sheet deleverage Suspension of dividend * 2004 results include a provision expense related to the company’s litigation over leases originated by Commercial Money Center (“CMC”). This provision reduced operating earnings by $29.0 million, pre-tax, or $0.38 per share, after tax.X Dramatic change required given 2006 performance. We got through 2004 and 2005, but rapid deterioration in 2006 demands action.

Business Reorganization Objectives Restore profitability Invest in core businesses Improve operating profile Protect capital position Sell majority of MSRs Sell/shut down non-conforming mortgage operation Sell/shut down QuickPost Sell/shut down RV and boat financing operation Sell NetInsurance Sell/shut down auto lending operation Sell ATM and item processing business Consolidation of space Reduce loan repurchase losses Reduce corporate overhead by $5 million Reduce bank operating expenses by $5 million Short-term Tactics

The Last 4 Quarters (Actual)



Can the reorganization tactics fix this big of a problem?

	Q4 '05	Q1 '06	Q2 '06	Q3 '06	Trailing 4 Qtrs
Retail Banking					
Internet Bank	$ (290)	$ 475	$ 480	$ (2,050)	(1,385)
Net QuickPost, PowerPost and NetServ	(1,362)	(1,887)	(3,194)	(3,301)	(9,744)
NetBank Business Finance	2,678	3,043	3,273	3,218	12,212
Dealer Financial Services	11	54	229	410	704
Subtotal	**1,037**	**1,685**	**788**	**(1,723)**	**1,787**
Financial Intermediary					
NetBank Funding	(5,027)	(5,634)	(8,792)	(16,334)	(35,787)
Market Street	5,386	2,063	1,475	1,580	10,504
Meritage Mortgage	(2,839)	(1,023)	(9,848)	(25,580)	(39,290)
MG Reinsurance	856	881	597	898	3,232
Beacon Credit Services	(79)	(286)	(6,332)	(103)	(6,800)
Subtotal	**(1,703)**	**(3,999)**	**(22,900)**	**(39,539)**	**(68,141)**
Transaction Processing					
Servicing Factory	1,209	1,582	1,271	1,441	5,503
NetBank Payment Systems	204	(84)	(640)	(3,818)	(4,338)
Servicing Asset	6,873	(5,805)	(16,674)	(51,271)	(66,877)
Subtotal	**8,286**	**(4,307)**	**(16,043)**	**(53,648)**	**(65,712)**
Other / Corporate Overhead	**(5,839)**	**(10,097)**	**(9,883)**	**(7,165)**	**(32,984)**
Pre-tax income (loss)	**$ 1,781**	**$ (16,718)**	**$ (48,038)**	**$ (102,075)**	**$ (165,050)**

Note: The above table presents the company's actual results over the past four quarters. Slide 7 in this presentation deducts the lines of businesses the company is in the process of discontinuing and incorporates other assumptions about cost savings. All assumptions and deductions are marked on that slide. This slide is the starting point for those calculations.

6

Transformative Power



	($ in 000s)	Q4'05	Q1'06	Q2'06	Q3'06	Trailing 4 Qtrs
	Retail Banking					
	Internet Bank	$ (290)	$ 475	$ 480	$ (2,060)	(1,385)
	Net QuickPost, PowerPost and NetServ	(1,362)	(1,887)	(3,194)	(3,301)	(9,744)
	NetBank Business Finance	2,678	3,043	3,273	3,218	12,212
	Dealer Financial Services	11	54	229	410	704
	Actual	1,037	1,686	788	(1,723)	1,787
	Shut down QuickPost, PowerPost and NetServ	1,362	1,887	3,194	3,301	9,744
Anticipated impact of pending initiatives	Eliminate Auto Production Costs	1,500	1,500	1,500	1,500	6,000
	Revised Retail Bank Profile	3,899	5,072	5,482	3,078	17,531
	Financial Intermediary					
	NetBank Funding	(5,027)	(5,634)	(8,792)	(16,334)	(35,787)
	Market Street	5,386	2,063	1,475	1,580	10,504
	Nonconforming Mortgage	(2,839)	(1,023)	(9,848)	(25,580)	(39,290)
	MG Reinsurance	856	881	597	898	3,232
	Beacon Credit Services	(79)	(286)	(6,332)	(103)	(6,800)
	Actual	(1,703)	(3,999)	(22,900)	(39,539)	(68,141)
	NetBank Funding to Breakeven	5,027	5,634	8,792	16,334	35,787
Anticipated impact of pending initiatives	Exit Nonconforming Mortgage	2,839	1,023	9,848	25,580	39,290
	Exit Beacon Credit Services	79	286	6,332	103	6,800
	Revised Financial Intermediary Profile	6,242	2,944	2,072	2,478	13,736
	Transaction Processing					
	Servicing Factory	1,209	1,582	1,271	1,441	5,503
	NetBank Payment Systems	204	(94)	(640)	(3,818)	(4,338)
	Actual	1,413	1,498	631	(2,377)	1,165
Anticipated impact of pending initiatives	Exit NetBank Payment Systems	(204)	94	640	3,818	4,338
	Revised Servicing Factory	1,209	1,582	1,271	1,441	5,503
	Servicing Asset	6,873	(5,806)	(16,674)	(51,271)	(66,877)
Anticipated impact of pending initiatives	Reduced volatility due to sale	(8,082)	4,223	15,403	49,830	61,374
	Revised Servicing Asset	(1,209)	(1,582)	(1,271)	(1,441)	(5,503)
	Revised Servicing Results	-	-	-	-	-
	Actual Other / Corporate Overhead	(5,839)	(10,097)	(9,883)	(7,166)	(32,984)
Anticipated impact of pending initiatives	Overhead reductions	1,250	1,250	1,250	1,250	5,000
	Revised Corporate Overhead	(4,589)	(8,847)	(8,633)	(5,916)	(27,984)
	Revised pre-tax income (loss)	$ 5,552	$ (831)	$ (1,079)	$ (369)	$ 3,283

7

Book Value Projection (0.20) (0.23) Estimated fourth quarter repurchase expense and other non-recurring charges 4.36 4.23 $ (0.24) (0.32) Estimated fourth quarter operating loss - Consolidation of space - Downsizing of executive management - Sale of NetInsurance - Exit QuickPost - Exit RV, boat & aircraft financing business - Exit non-conforming mortgage operation (0.30) (0.32) Estimated restructuring charges in fourth quarter Expected Range High Low Adjustments Note: A reconciliation of tangible book value to book value appears on slide 27. Tangible book value per share at 9/30/06 = $5.10

Capital Raise $23.7 million raised in private placement of common stock Deal involved seven institutional investors Transaction signed on 12/29/2006 and closed on 1/5/2007 Provides liquidity at holding company level and allows us to push additional capital down to NetBank FSB, if needed Modest dilution of $0.08 to tangible book value 9

Potential ATM Transaction NetBank Payment Systems (“NPS”) ATM and merchant processing business 8,300+ ATMs in deployment; 95% are third-party owned Service contracts on these machines represent $28.5 million in intangibles on our balance sheet A sale of this operation would benefit tangible book value since the intangible assets would be monetized Still discerning best alternative for this business – is it worth more to us to hold or sell it? Valuation Ranges for Contracts $0.46 $21.2 million 80% $0.54 $24.9 million 100% Potential Per Share Effect Potential After-Tax Effect Monetized at % of Carrying Value Note: The estimates above are not meant to imply that these are the only possible valuations. A sale of these contracts could occur at a price above or below this range. Management has not decided definitely to sell this business. Any sale would depend on management’s satisfaction with the offer. 10

CMC Litigation Key Facts Pools of lease receivables acquired in 1999 and 2000 from Commercial Money Center (“CMC”) Income stream guaranteed by sureties and insurance companies Litigation with sureties began in 2002 Total amount potentially recoverable: $127 million Amount on balance sheet: $25.5 million Settlement Scenarios $1.34 $62.1 million 100% $0.92 $42.5 million 75% $0.50 $23.0 million 50% Potential EPS Potential After-Tax Income % Recovery Note: The estimates above are not meant to imply that these are the only possible outcomes in the CMC litigation. The company could still see a recovery below this range or no recovery at all.

Our Focus Going Forward

Revised Performance



	Q4 '05	Q1 '06	Q2 '06	Q3 '06	Trailing 4 Qtrs
Retail Banking					
Internet Bank	$ 1,221	$ 2,029	$ 2,209	$ (140)	5,319
NetBank Business Finance	2,678	3,043	3,273	3,218	12,212
Pre-tax Results	**3,899**	**5,072**	**5,482**	**3,078**	**17,531**
Financial Intermediary					
NetBank Funding	-	-	-	-	-
Market Street	5,386	2,063	1,475	1,580	10,504
MG Reinsurance	856	881	597	898	3,232
Pre-tax Results	**6,242**	**2,944**	**2,072**	**2,478**	**13,736**
Servicing					
Servicing Factory	1,209	1,582	1,271	1,441	5,503
Servicing Asset	(1,209)	(1,582)	(1,271)	(1,441)	(5,503)
Pre-tax Results	-	-	-	-	-
Corporate Overhead	**(4,589)**	**(8,847)**	**(8,633)**	**(5,915)**	**(27,984)**
Pre-tax income (loss)	**$ 5,552**	**$ (831)**	**$ (1,079)**	**$ (359)**	**$ 3,283**

Note: This slide is based upon slide 7 and shows revised pre-tax results, taking into account the anticipated impact of completed and pending initiatives. For a reconciliation of actual to revised pre-tax results, see slide 7.

13

Franchise Value Inherent earnings power in favorable mortgage market Indirect Conforming Mortgage Primary Value Driver Business Cost-effective operation Corporate Overhead Consistent performer with inherent earnings power in favorable mortgage market Direct Conforming Mortgage Consistent performer with high-yield assets NetBank Business Finance Core deposit growth Retail Bank

New Reporting Structure



Core Businesses

The new reporting structure supports the key businesses and value drivers.



Steve Herbert
Chief Executive Officer
Vacant
President,
NetBank Funding
Dwight Galloway
President,
NetBank Business
Finance
Randy Johnson
President,
Market Street
Mortgage
Vacant
President,
NetBank
Nicole Smith
Director of Sales,
Broker Division
Pat Wicker
Director of Sales,
Correspondent Division
Cindi Callaham
Director,
Loan Fulfillment
& Cash Management
Patti Evans
Director,
Capital Markets &
Secondary Marketing
Al Hethcox
Managing Director,
Mortgage Loan
Administration
Matthew Shepherd
Director, Marketing
& Communications
Ginny Johnston
Managing Director,
Bank Operations

15

New Reporting Structure Corporate Support Dan Gavin Treasurer Chip Register Chief Information Officer Steve Herbert Chief Executive Officer Charles Mapson Chief Legal Counsel Trish Hart Chief Human Resources Officer Joyce Bellows Chief Risk Management Officer Jim Gross Chief Financial Officer We need to look at Corporate Support like it’s a line of business. Key value driver = cost effective. MORE cost effective than our competition. Not world-class, cost-effective.

Bank Overview Key Facts Federally chartered thrift 116k+ bank customers Cross-sell ratio of 2.4 $1.6 billion in core deposits $3.9 billion in assets Retail and small business product lines Business equipment financing unit

Bank Market Position Threats Potential for significant online security breach Terror attack disrupting Web service Protracted flat yield curve Competition from all sides Rising online advertising costs Opportunities Growth in online banking adoption Targeted branding campaigns in markets with high concentration of online banking consumers Underserved banking market for small businesses with annual revenues below $5 million Weaknesses Lack of leverage over online bank’s cost structure Lack of assets earning adequate margins Mortgage cyclicality Reduced interchange fees for debit card transactions Limited marketing dollars Strengths Top-rated, robust online banking platform Existing, high-value customer base Consumer demographics moving our way Highly competitive business finance operation The bank offers a strong product line and online experience that resonates with high-value customer segments. Lack of brand recognition and an inability to pay more competitive deposit rates due to earnings pressures represent the primary challenges to the bank’s growth.

Bank Vision Shift in Strategies Concentrate brand building efforts in select regional markets as opposed to pursuing broad national presence Tighten focus to highest potential customer segments and properly align product and service offering with niche value proposition Augment online service delivery channel with limited, cost-effective physical channels in chosen markets to improve brand awareness and ease of use Keys to Success Experienced bank president with track record of success with alternate delivery channels Relentless focus and understanding of customer segments Creative, efficient marketing programs Limited, highly-tailored product set Low cost, value-driven operations

Mortgage Business Overview Key Facts 2006 YTD production of $6.3 billion Indirect & direct channels National reach 67 retail offices in 18 states under Market Street brand

Mortgage Market Position Threats Protracted economic and mortgage market pressures Mortgage fraud Continued repurchase problems at NetBank Funding Opportunities Growth in immigrant and minority home ownership Latent earnings power in favorable mortgage environment Leverage retail mortgage field offices to support bank operations Weaknesses Relative scale of indirect channels to competitors Agency-eligible products are highly commoditized Mortgage cyclicality Strengths Excellent retail mortgage service and expertise New efficiencies and management in place at NetBank Funding Market Street Mortgage brand Solid network of correspondent lenders and brokers Increasing Alt-A production The direct and indirect conforming channels hold significant earnings potential in a favorable mortgage environment. Our retail operation is highly regarded and focused on first-time homebuyers. Repurchase levels in our indirect channel have been running too high. Management is focused on resolving this issue through operational and process improvements that should improve production quality.

Mortgage Vision Maintain & Refine Strategies Continue to grow retail mortgage originations as a percentage of our total production Maintain correspondent and wholesale mortgage channels to participate in origination booms when mortgage conditions improve Continue to grow Alt-A production in correspondent and wholesale channels Keys to Success Retail focus on minority, immigrant and other emerging markets Retail focus on expanding and deepening relationships with builders in select markets Correspondent and wholesale channel president to bring consistent vision and oversight Reduce correspondent and wholesale repurchase volumes

Risks & Other Considerations Highly competitive online deposit market Repurchase trends Supervisory agreement with OTS Ongoing search for a new external auditor Time and resources to fully execute reorganization plan

Closing Thoughts

Key Takeaways Rapid restructuring over last 60 days, substantially complete in next 30 days Operating profile will reflect the benefit of these initiatives beginning in early 2007 Significant, inherent earnings power in mortgage operations Limited downside risk to tangible book value Experienced management team

Appendices

Book Value Reconciliation $ $ 6.26 Book value per share 46,397 Shares outstanding 290,598 Shareholder equity 9/30/06 5.10 $ Tangible book value per share 46,397 Shares outstanding $ $ 236,749 Tangible equity 53,849 Goodwill and intangibles 290,598 Shareholder equity 9/30/06 Book Value Calculation (All figures in 000s, except per share data) Tangible Book Value Calculation (All figures in 000s, except per share data) 27

Online Banking Adoption 37% penetration industry-wide (U.S. households; in millions) Source: Online Banking Report, December 2005 051015202530354045501999200020012002200320042005200620072008ActualForecast

Customer Profile Retail Age 35 to 54 Suburban homeowners with children Live in major metropolitan areas Frequent travelers Active, outdoor lifestyles Interested in college savings, investments and mutual funds 62% have household income >$50,000 42% have household income >$75,000 Small Business Avg. annual revenue of $1.6 million Fewer than 20 employees Professional or trade services Accounting, legal and other professional services Technology or business consulting Graphic design, writing or other creative services Non-cash intensive businesses

Bank Customer Distribution 67% TOTAL 4% Massachusetts 4% Virginia 4% Pennsylvania 5% New Jersey 5% Illinois 7% Florida 7% New York 7% Texas 10% Georgia 14% California % of Base State Current distribution lends itself to a more regional or narrow marketing focus.

Seasoned Management Team



NAME	FUNCTION	EXPERIENCE
Steve Herbert	CEO	Previously served as NetBank CFO; 25+ years in financial services with extensive expertise in mortgage industry. Formerly managed audit practice of Price Waterhouse in Columbia, SC
Joyce Bellows	Risk Management	15+ years in financial services and Big Four accounting with focus on Enterprise Risk Management
Cindy Callaham	Indirect Mortgage, Loan Fulfillment	20 years in mortgage banking
Patti Evans	Capital Markets	20 years in mortgage banking, specializing in secondary marketing and capital markets
Dwight Galloway	Business Finance	20 years in equipment leasing
Dan Gavin	Treasurer	15+ years in financial services
Jim Gross	CFO	Previously served as NetBank controller; 30+ years in financial services, including CFO of IndyMac
Trish Hart	Human Resources	20 years in human resources; focus on banking and financial services

NetBank, Inc.
NASDAQ:NTBK
31

Seasoned Management Team 30+ years in banking and financial services Loan Administration Al Hethcox 20+ years in mortgage lending Indirect Mortgage, Broker Sales Nicole Smith 25+ years in correspondent and wholesale mortgage lending Indirect Mortgage, Correspondent Sales Pat Wicker 15+ years in communications and marketing Marketing Matthew Shepherd 20 years in Information Technology; past 11 years with financial services focus Technology Chip Register 20+ years in both private and corporate legal practice; focus on banking and financial services Legal Charles Mapson 20+ years in financial services Bank Operations Ginny Johnston 30+ years in mortgage banking; former president of Mortgage Bankers Association of Florida Direct Mortgage Randy Johnson EXPERIENCE FUNCTION NAME

New Focus, New Future Strategic UpdateInvestor Presentation | January 2007